Exhibit 99.1

ACETO Corporation
4 Tri Harbor Court
Port Washington, New York 11050

“Sourcing and Supplying Quality Products Worldwide”	NEWS RELEASE

FOR IMMEDIATE RELEASE

ACETO to Sell its Chemicals Business Assets to New Mountain Capital

PORT WASHINGTON, N.Y., April 15, 2019 -- ACETO Corporation (OTC: ACETQ), an international company engaged in the development, marketing, sale and distribution of Human Health products, Pharmaceutical Ingredients and Performance Chemicals, announced today that it has agreed to sell its chemicals business assets to an affiliate of New Mountain Capital (“NMC”), a leading growth-oriented investment firm with over $20 billion in assets under management.

The asset purchase agreement was entered into following the conclusion of a court-supervised sale process conducted under Section 363 of the U.S. Bankruptcy Code. Under that process, an asset purchase agreement between Aceto and NMC was executed, dated February 18, 2019, to sell the chemical business assets as the “stalking horse agreement”. After receiving a qualified offer from another bidder reflecting higher and/or otherwise better terms, a court-supervised sale process was held on April 12, 2019. Ultimately, NMC was selected as the successful bidder. The transaction is subject to approval of the U.S. Bankruptcy Court at a hearing scheduled for April 16, 2019, and is expected to close in this calendar quarter, subject to satisfaction of certain conditions.

“We are very pleased by the value realized, through the sales process, for the global sourcing network, regulatory and technical expertise and established customer base associated with Aceto’s chemicals business assets. The transaction with New Mountain Capital provides the company’s chemical-related businesses with deep capital resources to invest in growth opportunities for the benefit of their customers and suppliers,” said William C. Kennally III, Chief Executive Officer of Aceto.

“Aceto is a leader in its space, and we are excited to partner with the team to support the next phase of growth,” said Andre Moura, Managing Director at New Mountain Capital. “We look forward to working closely with management to help the Company realize its full growth potential by scaling capabilities in key markets and investing in new organic and inorganic initiatives while maintaining the high level of quality and reliability which have always been the hallmarks of Aceto’s success.”

Lowenstein Sandler LLP is acting as legal advisor to Aceto. PJT Partners LP is acting as Aceto’s financial advisor and investment banker to lead the sales processes under the bidding procedures. AP Services, an affiliate of AlixPartners LLP, is also serving as Chief Financial Officer and advisor to Aceto. Ropes and Gray LLP is acting as legal advisor to New Mountain. CIM Partners LLC is acting as financial advisor to New Mountain.

As previously announced, Aceto and its U.S. subsidiaries filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey (Newark) on February 19, 2019 to facilitate the sales of both its chemicals business assets and its subsidiary Rising Pharmaceuticals and to satisfy its debt obligations. As previously announced, on April 9, 2019, Aceto’s finished dosage, generic pharmaceutical subsidiary, Rising Pharmaceuticals, Inc., obtained Bankruptcy Court approval to sell substantially all of its assets, and Aceto expects that transaction to close later this month.

Additional information about Aceto’s Chapter 11 cases can be found at http://cases.primeclerk.com/Aceto and by calling 844-216-7718, a toll-free number for callers in the U.S. and Canada, or 347-761-3238, for international callers.

About ACETO

ACETO Corporation, incorporated in 1947, is focused on the global marketing, sale and distribution of Human Health products (finished dosage form generics and nutraceutical products), Pharmaceutical Ingredients (pharmaceutical intermediates and active pharmaceutical ingredients) and Performance Chemicals (specialty chemicals and agricultural protection products). With business operations in nine countries, ACETO distributes over 1,100 chemical compounds used principally as finished products or raw materials in the pharmaceutical, nutraceutical, agricultural, coatings and industrial chemical industries. ACETO's global operations, including a staff of 25 in China and 12 in India, are distinctive in the industry and enable its worldwide sourcing and regulatory capabilities.

About New Mountain Capital

New Mountain Capital is a New York based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, public equity, and credit funds with over $20 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit www.newmountaincapital.com.

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements as that term is defined in the federal securities laws, including statements regarding the proposed sales of ACETO’s operating businesses. Generally, ACETO’s forward-looking statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of ACETO’s plans or strategies, financing plans, or a projection involving anticipated revenues, earnings or other aspects of ACETO’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. ACETO intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements. Among other statements, the statements in this press release regarding the timing for consummation of the referenced sale, the effect of the bankruptcy process, and the future operation of the Company constitute forward-looking statements. ACETO cautions you that these statements are not guarantees of future performance or events and are subject to several uncertainties, risks and other influences, many of which are beyond ACETO’s control, which may influence the accuracy of the statements and the projections upon which the statements are based. Potential risks, influences and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to: (i) ACETO’s ability to obtain approval with respect to motions in the Chapter 11 cases and the Bankruptcy Court’s rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, including motions and objections with respect to the pending transactions; (ii) the length of time ACETO and its U.S. subsidiaries will operate under the Chapter 11 cases; (iii) risks associated with third-party motions in the Chapter 11 cases, which may interfere with ACETO and its U.S. subsidiaries’ ability to develop and consummate the asset purchase transactions; (iv) the potential adverse effects of the Chapter 11 cases on ACETO and its U.S. subsidiaries’ liquidity, results of operations or business prospects; (v) increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; (vi) the effect of the Chapter 11 cases on the trading price in ACETO’s securities; (vii) ACETO’s ability to fulfill its obligations to its customers, suppliers and employees; (viii) the ability of ACETO employees and customers to benefit from the transaction; (ix) delays in, and objections filed by parties in interest to, completing a sale or other transaction; (x) ACETO’s access, on favorable terms, to any required financing; and (xi) other risks and uncertainties discussed in ACETO’s reports filed with the Securities and Exchange Commission (“SEC”), including, but not limited to, ACETO’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and other SEC filings, copies of which are available at www.sec.gov. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements, including, but not limited to, the consummation of the sale of ACETO’s chemicals business assets and the sale of the assets of Rising Pharmaceuticals and its subsidiaries, will transpire or occur, or, if any of them do so, what impact they will have on the results and operations or financial condition of ACETO.

All forward-looking statements attributable to ACETO or persons acting on behalf of ACETO are expressly qualified in their entirety by the foregoing cautionary statements. ACETO undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Company Contact:
Jody Burfening

Communications Consultant
jburfening@lhai.com

(212) 838-3777